Exhibit 23.1



                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of OAO Technology Solutions, Inc. on Form S-8 of our report dated March 29, 1999 appearing in the Annual Report on Form 10-K of OAO Technology Solutions, Inc. for the year ended December 31, 1998.




Washington, D.C.
March 29, 1999